Exhibit 21.1

Subsidiaries of National Financial Partners Corp.	As of December 31, 2009

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION

2171817 Ontario Inc.	Ontario, Canada

401(k) Advisors, Inc.	California

401(k) Producer Services, Inc.	California

Administrative Systems, Inc.	Washington

ADP/Statewide Insurance Agencies, Inc.	New Jersey

Advanced Settlements, Inc.	Florida

Affiliated Insurance Services of Central Florida, Inc.	Florida

Alan Kaye Insurance Agency, Inc.	California

Alexander Benefits Consulting, LLC	Colorado

Alliance Capital Services Insurance Agency, Inc.	Massachusetts

Alternative Benefit Solutions, Inc.	North Carolina

American Benefits Insurance Corporation	Massachusetts

American Financial Solutions, Inc.	Florida

Anderson Consulting Group, Ltd.	New York

Arnone, Lowth, Wilson & Leibowitz, Inc.	New York

Arthur D. Shankman & Company, Inc.	New Jersey

Asset Management Partners, LLC	Florida

Balser Financial Corporation	Georgia

Balser Technology Group, LLC	Georgia

Bay Ridge Group Advisory Services, Inc. (The)	New York

Bay Ridge Group, Inc. (The)	New York

Beacon Retirement Planning Services, Inc.	Texas

Benefit Fiduciary Corporation	Rhode Island

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION

Benefit Information Services, Inc.	Minnesota

Benefit Plan Services, LLC	Georgia

Benefit Planning Services, Inc.	Illinois

Benefits Solution Group Inc. (The)	Louisiana

Bernard R. Wolfe & Associates, Inc.	Maryland

BHR Financial Services, Inc.	Texas

BMI Benefits, L.L.C.	New Jersey

Bob McCloskey Agency, LLC f/k/a Bob McCloskey Agency, Inc.	New Jersey

Boston Insurance Trust, Inc.	Massachusetts

Bridgman-Bourger Securities Corp.	Vermont

Brokerage Design & Consultants, Inc.	Colorado

Browning Group II, Inc. (The)	Colorado

Cash & Associates, Inc.	Florida

Cashman Consulting & Investments, LLC	Washington

Charon Planning Corporation	New Jersey

Christie Financial Group, Inc.	Minnesota

Clippinger Financial Group, LLC	Indiana

COMP Consulting Companies, LLC (The)	Delaware

Compass Capital Management, LLC	Connecticut

Complete Pension Services, Inc.	Nevada

Comrisk Specialty Products, Inc.	Arizona

Consolidated Brokerage Services, Inc.	Delaware

Consolidated Educational Services, Inc.	New Jersey

Contemporary Benefits Design, Inc.	North Carolina

Corporate Benefit Advisors, Inc.	North Carolina

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION

Corporate Benefits, Inc.	South Carolina

Creative Edge Concepts, LLC	California

Creative Edge Planning & Insurance Services, LLC	California

Cross Keys Asset Management, Inc.	Maryland

Curtis & Associates, Inc.	Missouri

D.H. Garard Holdings, Inc.	Ontario

D.J. Portell & Assoc., Inc.	Illinois

Dascit/White & Winston, Inc.	New York

Delessert Financial Services, Inc.	Massachusetts

Delott & Associates, Inc.	Illinois

Dennis P. Buckalew & Associates, Inc.	Illinois

DiMeo Schneider & Associates, LLC	Illinois

DNA Brokerage, L.L.C.	Iowa

DOT Benefits Consulting Corp.	Ontario, Canada

DOT Integrated Financial Corp.	Ontario, Canada

Dreyfuss & Birke, Ltd.	New York

Dublin Insurance Services, Inc.	California

ECA Marketing, Inc.	Minnesota

Educators Preferred Corporation	Michigan

Eilers Financial Services, Inc.	Vermont

Eisenberg Financial Group, Inc.	Florida

Employers Preferred Corporation	Michigan

Estate & Corporate Advisors, Inc.	Arizona

Estate Resource Advisors, Inc.	California

ethos Benefit Partners, Inc.	Pennsylvania
f/k/a Benefit Associates, Inc.

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION

Excess Reinsurance Underwriters, Inc.	Pennsylvania

Executive Benefit Systems, Inc.	Alabama

Executive Services Securities, LLC	Georgia

FDR Financial Group, Inc.	Florida

Field Underwriters Agency, Inc.	Ohio

Financial Architects Partners, LLC (The)	Rhode Island

Financial Concepts of the Twin Cities, Inc.	Minnesota

First Financial Resources, Ltd.	Connecticut

First Global Financial & Insurance Services, Inc.	California

Fleischer-Jacobs & Associates, Inc.	Delaware

Fortune Financial Group, Inc.	Delaware

Four Winds Tribal Services, LLC	California

Gaines & Smith Financial Group, Inc.	Florida

Garard Benefit Consultants, Inc.	Ontario

Golden & Cohen, L.L.C.	Maryland

Great Midwest Brokerage Corporation	Wisconsin

Hallman and Lorber Associates, Inc.	New York

Harbor Group Ltd.	New York

Harbor Management Company, LLC	New York

Hartfield Company, Inc. (The)	Indiana

Hartfield Louisville, LLC	Kentucky

Harvest Financial Group, Inc.	Kansas

HDE, LLC	Delaware

Hebets & Maguire, LLC	Arizona

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION

Heartland Group, Inc. (The)	Illinois

Herrig & Herrig Financial Services of Florida, Inc.	Florida

Highland Capital Brokerage, Inc.	Delaware

Highland Capital Brokerage, Inc.	Washington

Highland Capital Holding Corporation	Delaware

Holleran Consulting Group, Inc.	Florida

Howard Kaye Insurance Agency, Inc.	California

Howard M. Koff, Inc.	California

Ikon Communications, Inc.	Puerto Rico

Ikon Financial, Inc.	Puerto Rico

Ikon Insurance, Inc.	Puerto Rico

Ikon Solutions, Inc.	Puerto Rico

Ikon US, Inc.	Florida

Innova Risk Management, LLC	Delaware

Innovative Benefits Consulting, Inc.	Pennsylvania

Innovest Advisors, Inc.	Pennsylvania

Insreview, Inc.	New York

Institutional Life Administration, LLC	Delaware

Institutional Life Services (Florida), LLC	Delaware

Institutional Life Services, LLC	Delaware

Insurance & Investment Professionals, Inc.	Wisconsin

Insurance and Financial Services, Inc.	Florida

Integrated Planning Associates, Inc.	New York

International Risk – IRC, Inc.	Massachusetts

IPS Advisors, Inc.	Texas

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION

IRC, Inc.	New Mexico

James & James Benefit Brokers, LLC	South Carolina

JR Katz, Inc.	Illinois

KNW Group, LLC (The)	Minnesota

Kring Financial Management, Inc.	Georgia

Lanning & Associates, Inc.	Kansas

LBG Financial Advisors, Inc.	Pennsylvania

Lenox Advisors, Inc.	New York

Lenox Long Term Care, LLC	New York

Liberty Financial Services, Inc.	Kansas

Lifestyle Settlements, Inc.	California

Lincoln Benefits Group, Inc.	New Jersey

Linn & Associates, Inc.	Florida

Longnecker & Associates, Inc.	Texas

LTCI Partners, LLC	Wisconsin

Lucco Financial Partners, Inc.	Illinois

M&M Brokerage Services, Inc.	New York

M.T.D. Associates, LLC	New Jersey

Maguire Financial Advisors, LLC	Delaware

Management Brokers, Inc.	California

Management Compensation Group/Southeast, LLC (The)	Georgia

Marc F. Jones Advisors Corp.	California

Marc F. Jones Advisors, LLC	California

Maschino, Hudelson & Associates, LLC	Oklahoma

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION

Massachusetts Business Association, L.L.C.	Massachusetts

McGehee & Associates, Inc.	Arkansas

Meltzer Group, Inc. (The)	Maryland

Meltzer-Karlin Property & Casualty, Inc.	Maryland

Meltzer Wealth Management, Inc.	Maryland

Michael G. Penney Insurance, Inc.	Florida

Michael G. Rudelson and Company	Texas

MIE Financial Services, LLC	Delaware

Mitchell & Moroneso Insurance Services, Inc.	Texas

Monaghan, Tilghman & Hoyle, Inc.	Maryland

Mosse & Mosse Insurance Associates, Inc.	Massachusetts

National Enrollment Services, Inc.	Illinois

National Insurance Brokerage, LLC	Florida

National Madison Group, Inc.	New York

National Madison-Robinson, LLC	New York

National Settlement Consultants of Pennsylvania, Inc.	Pennsylvania

Nemco Benefits, Inc.	New York

Nemco Brokerage, Inc.	New York

NFP Brokerage Insurance Services, Inc.	Delaware

NFP CM Insurance Agency, LLC	Delaware

NFP Executive Services, LLC	Delaware

NFP IndeSuite, Inc.	Texas

NFP Insurance Services, Inc.	Texas

NFP Life Services, LLC	Delaware

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION

NFP MIE, LLC	Delaware

NFP of New York Insurance Agency, Inc.	New York

NFP Property & Casualty Services, Inc.	New York

NFP Resources V Insurance Agency, Inc.	New York

NFP Resources VI Insurance Agency, Inc.	Alabama

NFP Securities, Inc.	Texas

NFP-CBI, LLC	Delaware

NFP/AMP Holdings, LLC	Florida

NFP/Legacy Capital Group, Inc. f/k/a Legacy Capital Group Arkansas, Inc.	Arkansas

Noabrand, Inc.	Maryland

Northeast Brokerage Services Insurance Agency, Inc.	Massachusetts

Northeast Business Trust	Massachusetts

Northeast Financial Group, Inc.	New Jersey

Northeast Insurance Broker Services, LLC	Vermont

NuVision Financial Corporation, Inc.	Georgia

Oklahoma Financial Center, Inc.	Oklahoma

P&A Capital Advisors, Inc.	New York

Partners Holdings, Inc.	Delaware

Partners Marketing Services of Pennsylvania, Inc.	Pennsylvania

Pen/Flex, Inc.	California

Peninsula Advisors, L.L.C.	California

Pennsylvania Business Review, Inc.	Pennsylvania

Personal Capital Management, Inc.	New York

Peyser & Alexander Management, Inc.	New York

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION

Plan Design Services, Inc.	North Carolina

Portell Financial Services, Inc.	Illinois

Portell Management, LLC	Illinois

Potomac Basin Group Associates, LLC	Delaware

Preferred Benefits Group, Inc.	New Jersey

Priestley Company, Inc. (The)	Alabama

Pro Financial Services, LLC f/k/a Pro Financial Services, Inc.	Illinois

Professional Benefits Solutions, Inc.	Maryland

Professional Outsourcing Solutions Corp.	Maryland

Professional Pensions, Inc.	Connecticut

Proplanco, Inc.	Colorado

Provise Management Group, LLC	Florida

PRW Associates Insurance Agency, Inc.	Massachusetts

Public Employers Benefit Association, LLC	Michigan

Quantum Care, Inc.	New Jersey

R.E. Lee Holdings, Inc.	Washington

Randel L. Perkins Insurance Services, Inc.	California

RealCare Insurance Marketing, Inc.	California

Renaissance Bank Advisors, LLC	Georgia

Renaissance Benefit Advisors, Inc.	Pennsylvania

Retirement Investment Advisors, Inc.	Oklahoma

Robert E. Lee (SCIP), Inc.	Washington

Robert E. Lee of Southern California Insurance Agency	California

Robert Schechter & Associates, Inc.	Michigan

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION

Schmidt Financial Group, Inc.	Washington

Scorica, Inc.	Hawaii

Shepard & Scott Corp.	New Jersey

Sontag Advisory, LLC	New York

Spalding Financial Group, Inc. (The)	Florida

STA Benefits Holdings, LLC	Illinois

STA Benefits, Ltd.	Texas

STA, Inc.	Texas

Stallard Financial Strategies, Inc.	Texas

Stephen Wolff, Inc.	California

Stuart Cohen & Associates, Inc.	California

Summit Group, Inc. (The)	Pennsylvania

Thorbahn and Associates Insurance Agency, Inc.	Massachusetts

TJF Planning, Inc.	New York

TMG Insurance Services, Inc.	Kentucky

Total Financial & Insurance Services, Inc.	California

Trinity Financial Services, L.L.C.	Oklahoma

Udell Associates, Inc.	Florida

United Advisors, LLC	Delaware

United Businessman’s Insurance Agency, Inc.	Massachusetts

Universal Insurance Services of Florida, Inc.	Florida

Van den Heuvel & Fountain, Inc.	New Jersey

Virtual Benefits Corporation	Maryland

Windsor Insurance Associates, Inc.	California

Wisconsin Insurance World, Ltd.	Wisconsin